--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 6, 2001


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


                  0-19285                                 88-0228636
         (Commission File Number)             (IRS Employer Identification No.)


 15880 N. Greenway-Hayden Loop, Suite 100
            Scottsdale, Arizona                             85260
 (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 5.       Other Events

On August 6, 2001 Allied Waste Industries, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2001. The press release along with unaudited supplemental data is provided herein.

Contact:  Michael Burnett
           480-627-2785

                                                           FOR IMMEDIATE RELEASE



               ALLIED WASTE ANNOUNCES SECOND QUARTER 2001 RESULTS


Scottsdale, AZ - August 6, 2001 - Allied Waste Industries, Inc. (NYSE: AW) today announced financial results for the second quarter ended June 30, 2001. The Company highlighted the following second quarter information:

|X|  Adjusted EBITDA was $513.1 million;

|X|  Revenues were $1.413 billion, despite weak recycling commodity revenues;

|X|  Adjusted cash EPS was $0.44;

|X|  Debt was reduced by $184.3 million in the second quarter to $9.341 billion;

|X| Adjusted free cash flow was $38.3 million, after significant capital expenditures;

|X|  Adjusted EPS was $0.22.

For the second quarter ended June 30, 2001, EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted for acquisition related and non-recurring costs, was $513.1 million, an increase of $6.1 million from the second quarter of 2000, despite a decline in revenues of $49.0 million primarily influenced by a $52.5 million decrease in recycling commodity revenue. EBITDA margins increased to 36.3% from 34.7% in the second quarter of 2000 resulting from productivity improvements. Adjusted net income available to common shareholders was $43.9 million, or $0.22 per share, compared to $43.0 million in the second quarter of 2000. The adjusted results for the second quarter ended June 30, 2001 exclude $7.2 million of acquisition related transition costs. Adjusted cash EPS (adjusted earnings per share plus after-tax goodwill amortization) was $0.44.

During the second quarter, total debt was reduced by $184.3 million to approximately $9.341 billion at June 30, 2001. Adjusted free cash flow was $38.3 million for the quarter ended June 30, 2001, after $205.0 million of capital expenditures. Adjusted free cash flow is defined as adjusted EBITDA plus other non-cash items, less cash interest, cash taxes, closure, post-closure and environmental expenditures, capital expenditures (other than for acquisitions) and changes in working capital.

For the six months ended June 30, 2001, EBITDA adjusted for acquisition-related and non-recurring costs was $984.4 million on revenues of $2.767 billion. Adjusted net income available to common shareholders was $69.8 million or $0.36 per share and adjusted cash EPS was $0.81.

"We are pleased with the results for the second quarter, which were in line with expectations," said Tom Van Weelden, Chairman and CEO of Allied Waste. "Notwithstanding challenging economic conditions and a continued decline in recycling commodity prices, our results reflect improved operating margins due to increased productivity and field management focus. The core business continues to perform well and the debt reduction and cash flow generated from the business remains strong. We continue to remain comfortable with our earnings, cash flow and debt reduction goals for 2001."

Allied Waste will be hosting a conference call related to the second quarter earnings on Tuesday, August 7th at 10:00 am EST which will be broadcast live over the Internet on our website at www.alliedwaste.com. A playback of the call will be available on our site after the call. We have also filed supplemental data on Form 8-K that is accessible on our website or through the SEC EDGAR System.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of June 30, 2001, the Company operated 326 collection companies, 148 transfer stations, 167 active landfills and 70 recycling facilities in 39 states.

Safe Harbor for  Forward-Looking  Statements
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation, the ability of Allied to continue its vertical integration business strategy in a successful manner; the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate acquired operations, whether and when the recent transactions concluded or completed will be accretive to Allied's earnings, the effects of commodity price fluctuations of materials processed by Allied and the effects of an economic downturn and its ability to price for economics.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 2000. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.


                          ALLIED WASTE INDUSTRIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (amounts in thousands, except per share data)
                                   (unaudited)

                                     For the Three Months Ended                                For the Three Months Ended
                                            June 30, 2001                                            June 30, 2000
                       -------------------------------------------------------  ----------------------------------------------------
                                                                      % of                                                    % of
                         Reported    Adjustments(1)   As Adjusted   Revenue       Reported    Adjustments(1)  As Adjusted    Revenue
                       ------------  ---------------  ------------ -----------  ------------- --------------  ------------- --------
Revenue............... $ 1,412,865  $          --     $  1,412,865    100.0%    $  1,461,854  $         --    $  1,461,854   100.0%
Cost of operations....     799,501             --          799,501     56.6%         850,121            --         850,121    58.2%
Selling, general and
  administrative
  expenses............     100,246             --          100,246      7.1%         104,697            --         104,697     7.2%
Depreciation and
  amortization........     115,026             --          115,026      8.1%         114,984            --         114,984     7.9%
Goodwill amortization.      56,463             --           56,463      4.0%          54,644            --          54,644     3.7%
                       ------------  ---------------  ------------              ------------- --------------  -------------
  Operating income
  before acquisition
  related and unusual
  costs...............     341,629             --          341,629     24.2%         337,408            --         337,408    23.1%
Acquisition related
  and unusual costs...       7,249        (7,249)               --                    20,877       (20,877)             --
                         ------------  ---------------  ------------              ------------- --------------  -------------
  Operating income....     334,380          7,249          341,629     24.2%         316,531        20,877         337,408    23.1%
Equity in earnings of
  unconsolidated
  subsidiaries........      (4,967)            --          (4,967)     (0.3)%       (14,290)            --         (14,290)   (1.0)%
Interest expense, net.     213,895             --         213,895      15.1%        219,956             --         219,956    15.0%
                       ------------  ---------------  ------------              ------------- --------------  -------------
  Net income before
   income taxes.......      125,452         7,249          132,701      9.4%         110,865        20,877         131,742     9.0%
Income tax expense
   (benefit)..........       71,322        (1,569)          69,753      4.9%          61,981         8,691          70,672     4.8%
Minority interest.....          972            --              972      0.1%           1,188            --           1,188     0.1%
                       ------------  ---------------  ------------              ------------- --------------  -------------
Net income............       53,158         8,818           61,976      4.4%          47,696        12,186          59,882     4.1%
Preferred dividends...       18,050            --           18,050      1.3%          16,879            --          16,879     1.2%
                       ------------  ---------------  ------------              ------------- --------------  -------------
  Net income to
  common shareholders. $     35,108  $      8,818     $     43,926      3.1%    $     30,817  $     12,186    $     43,003     2.9%
                       ============  ===============  ============              ============= ==============  =============

Income per common
  share............... $       0.18                   $       0.22              $       0.16                  $       0.23
                       ============                   ============              =============                 =============

Cash income per
  common share(2)..... $       0.40                   $       0.44              $       0.39                  $       0.44
                       ============                   ============              =============                 =============

Weighted average
  common and common
  equivalent shares...     195,670                         195,670                   190,449                       190,449
                       ============                   ============              =============                 =============

------------------------------------------------------------------------------------------------------------------------------------

EBITDA                 $    505,869                   $    513,118     36.3%    $    486,159                  $    507,036     34.7%

------------------------------------------------------------------------------------------------------------------------------------

(1) Adjustments remove the effects of the acquisition related and unusual costs.

(2) Cash income per common share adjusts income per common share to remove the impact of tax effected goodwill amortization.


                          ALLIED WASTE INDUSTRIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (amounts in thousands, except per share data)
                                   (unaudited)

                                       For the Six Months Ended                                For the Six Months Ended
                                             June 30, 2001                                          June 30, 2000
                       ------------------------------------------------------- -----------------------------------------------------
                                                                       % of                                                   % of
                         Reported     Adjustments(1)   As Adjusted   Revenue     Reported    Adjustments(1)  As Adjusted     Revenue
                       -------------  ---------------  ------------ ---------- ------------  --------------  ------------ ----------
Revenue............... $ 2,766,703   $          --     $  2,766,703    100.0%  $  2,840,147  $         --    $  2,840,147    100.0%
Cost of operations....   1,579,565              --        1,579,565     57.1%     1,660,077            --       1,660,077     58.5%
Selling, general and
  administrative
  expenses............     202,691              --          202,691      7.3%       210,859            --         210,859      7.4%
Depreciation and
  amortization........     228,635              --          228,635      8.3%       226,581            --         226,581      8.0%
Goodwill amortization.     113,027              --          113,027      4.1%       108,658            --         108,658      3.8%
                       -------------  ---------------  ------------            ------------  --------------  ------------
  Operating income
  before acquisition
  related and unusual
  costs...............     642,785              --          642,785     23.2%       633,972            --         633,972     22.3%
Acquisition related
  and unusual costs...      12,747        (12,747)               --                  56,926       (56,926)             --
Non-cash loss on asset
  sale (2) ...........     107,011       (107,011)               --                      --            --              --
                        -------------  ---------------  -----------             -----------   --------------  -----------
  Operating income....     523,027         119,758          642,785     23.2%       577,046        56,926         633,972     22.3%
Equity in earnings of
  unconsolidated
  subsidiaries........     (14,072)             --         (14,072)    (0.5)%      (27,787)            --        (27,787)     (1.0)%
Interest expense, net.     430,640              --          430,640     15.6%       433,759            --         433,759     15.3%
                       -------------  ---------------  ------------            ------------  --------------  ------------
  Net income before
   income taxes.......      106,459        119,758          226,217      8.2%       171,074        56,926         228,000      8.0%
Income tax expense....       59,580         58,496          118,076      4.3%        95,642        25,189         120,831      4.3%
Minority interest.....        2,719             --            2,719      0.1%         2,779            --           2,779      0.1%
                       -------------  ---------------  ------------            ------------  --------------  ------------
Net income before
  extraordinary loss..       44,160         61,262          105,422      3.8%        72,653        31,737         104,390      3.7%
Extraordinary loss,
  net of income tax
  benefit (3) ........        9,453         (9,453)              --                   6,484        (6,484)             --
                       -------------  ---------------  ------------            ------------  --------------  ------------
  Net income.........        34,707         70,715          105,422      3.8%        66,169        38,221         104,390      3.7%
Preferred dividends...       35,620             --           35,620      1.3%        33,489            --          33,489      1.2%
                       -------------  ---------------  ------------            ------------  --------------  ------------
  Net income (loss) to
  common shareholders. $      (913)   $     70,715     $     69,802      2.5%  $     32,680  $     38,221    $     70,901      2.5%
                       =============  ===============  ============            ============  ==============  ============

Income per common
  share............... $         --                    $       0.36            $       0.17                  $       0.37
                       =============                   ============            ============                  ============

Cash income per
  common share(4)..... $      0.57                     $       0.81            $       0.70                  $       0.82
                       =============                   ============            ============                  ============

Weighted average
  common and common
  equivalent shares...     195,277                          195,277                 189,895                       189,895
                       =============                   ============            ============                  ============


------------------------------------------------------------------------------------------------------------------------------------

EBITDA                 $    864,689                    $    984,447     35.6%  $    912,285                  $    969,211      34.1%

------------------------------------------------------------------------------------------------------------------------------------


(1) Adjustments remove the effects of the acquisition related and unusual costs, the non-cash loss on asset sale and the extraordinary items.

(2) Reflects the previously announced $107.0 million non-cash loss on asset sales recorded during the first quarter of 2001.

(3) The extraordinary loss primarily reflects the write-off of deferred debt issuance costs in connection with the refinancing resulting from the $600 million bond offering in 2001 and the repayment of the Asset Sale Term Loan in 2000.

(4) Cash income per common share adjusts income per common share to remove the impact of tax effected goodwill amortization.


                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                          Statement of Cash Flows Data
                        (amounts in thousands, unaudited)

                                                                                           Three Months Ended
                                                                                              June 30, 2001
                                                                                           ---------------------

Operating activities --
  Net income...............................................................................$          53,158
  Adjustments to reconcile net income to cash provided by operating activities --
  Provisions for:
    Depreciation and amortization..........................................................          171,489
    Undistributed earnings of equity investment in unconsolidated subsidiaries.............           (4,967)
    Doubtful accounts......................................................................            2,521
    Accretion of debt and amortization of debt issuance costs..............................           10,633
    Deferred income tax benefit............................................................           77,149
    Gain on sale of assets.................................................................           (3,934)
  Change in operating assets and liabilities, excluding the effects of purchase acquisitions --
    Accounts receivable, prepaid expenses, inventories and other...........................          (53,605)
    Accounts payable, accrued liabilities, unearned income and other.......................           (5,821)
    Acquisition related and non-recurring accruals.........................................          (28,233)
  Closure and post-closure provision.......................................................           16,427
  Closure and post-closure expenditures....................................................          (10,601)
  Environmental expenditures...............................................................           (5,571)
                                                                                           ---------------------
Cash provided by operating activities......................................................          218,645
                                                                                           ---------------------

Investing activities --
    Cost of acquisitions, net of cash acquired.............................................          (76,522)
    Proceeds from divestitures, net of cash divested.......................................          300,964
    Accruals for acquisition price and severance costs.....................................             (412)
    Capital expenditures, excluding acquisitions...........................................         (205,018)
    Capitalized interest...................................................................          (12,459)
    Proceeds from sale of fixed assets.....................................................            8,519
    Change in deferred acquisition costs, notes receivable, and other......................          (10,873)
                                                                                           ---------------------
Cash provided by investing activities......................................................            4,199
                                                                                           ---------------------

Financing activities --
    Net proceeds from sale of common stock and exercise of stock options...................            3,511
    Proceeds from long-term debt, net of issuance costs....................................          335,144
    Payments of long-term debt.............................................................         (532,764)
                                                                                           ---------------------
Cash used for financing activities.........................................................         (194,109)
                                                                                           ---------------------

Increase in cash and cash equivalents......................................................           28,735
Cash and cash equivalents, beginning of period.............................................          107,772
                                                                                           ---------------------
Cash and cash equivalents, end of period...................................................$         136,507
                                                                                           =====================



                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                               Balance Sheet Data
                  (amounts in thousands, except per share data)
                                   (unaudited)

                                                                                        June 30, 2001
                                                                                    ----------------------
ASSETS
  Current assets --
  Cash and cash equivalents.........................................................  $       136,507
  Accounts receivable, net of allowance of $32,101..................................          774,604
  Prepaid and other current assets..................................................          128,659
  Deferred income taxes, net........................................................          172,243
                                                                                    ----------------------
    Total current assets............................................................        1,212,013
  Property and equipment, net.......................................................        3,928,660
  Goodwill, net.....................................................................        8,562,206
  Other assets, net.................................................................          567,966
                                                                                    ----------------------
    Total assets....................................................................  $    14,270,845
                                                                                    ======================


LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities --
  Current portion of long-term debt.................................................  $         9,493
  Accounts payable..................................................................          400,585
  Accrued closure, post-closure and environmental costs.............................          156,984
  Accrued interest..................................................................          178,808
  Other accrued liabilities.........................................................          434,237
  Unearned revenue..................................................................          236,511
                                                                                    ----------------------
    Total current liabilities.......................................................        1,416,618
  Long-term debt, less current portion..............................................        9,331,354
  Deferred income taxes.............................................................          296,212
  Accrued closure, post-closure and environmental costs.............................          879,309
  Other long-term obligations.......................................................          603,191
  Commitments and contingencies
  Series A senior convertible preferred stock, 1,000 shares authorized, issued and
    outstanding, liquidation preference of $1,132 per share.........................        1,131,659
  Stockholders' equity --
  Common stock......................................................................            1,967
  Additional paid-in capital........................................................        1,088,489
  Other comprehensive loss..........................................................          (67,760)
  Retained deficit..................................................................         (410,194)
                                                                                    ----------------------
    Total stockholders' equity......................................................          612,502
                                                                                    ----------------------
    Total liabilities and stockholders' equity......................................  $    14,270,845
                                                                                    ======================

  Days Sales Outstanding:...........................................................          47 days
                                                                                    ======================




                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
          (amounts in thousands, except per share data and percentages)
                                   (unaudited)


Statement of Operations Data:
                                                                  Three Months            Three Months
                                                                     Ended                   Ended
                                                                 June 30, 2001           June 30, 2000
                                                              ---------------------   ---------------------
Revenues --
  Gross revenue.......................................        $       1,712,587       $       1,754,441
  Less intercompany revenue...........................                 (299,722)               (292,587)
                                                              ---------------------   ---------------------
    Revenue...........................................        $       1,412,865       $       1,461,854
                                                              =====================   =====================

Revenue Mix (based on gross revenues) --
  Collection..........................................                    61.9%                     60.7%
  Disposal............................................                    32.0%                     29.0%
  Recycling...........................................                     3.4%                      6.7%
  Other...............................................                     2.7%                      3.6%
                                                              ---------------------   ---------------------
    Total.............................................                   100.0%                    100.0%
                                                              =====================   =====================

Internalization Based on Disposal Volumes.............                      67%                      63%
                                                              =====================   =====================

Landfill Volumes in Tons..............................                   18,571                  16,908
                                                              =====================   =====================

Internal Growth - Year over Year (excluding commodity):
Price.................................................
Volume................................................                     3.5%
                                                              ---------------------
       Total............................................                  (1.5)%
                                                              =====================

Internal Growth (year over year) unadjusted...........                     2.0%                    6.0%
                                                              =====================   =====================

Interest Expense --
  Interest expense, gross.............................        $         217,623       $         227,361
  Interest suspended for assets held for sale.........                       --                  (6,518)
  Interest income.....................................                   (1,902)                   (739)
  Capitalized interest for development projects.......                  (12,459)                (10,962)
  Accretion of debt and amortization of debt issuance
   costs..............................................                   10,633                  10,814
                                                              ---------------------   ---------------------
    Net interest expense..............................        $         213,895       $         219,956
                                                              =====================   =====================

Cash EPS --
           Adjusted income before taxes (including
           minority interest)...........................     $         131,729        $         130,554
Add:       Goodwill amortization........................                56,463                   54,644
                                                             ---------------------    ---------------------
           Income before goodwill amortization..........               188,192                  185,198
Less:      Income tax provision.........................                75,105                   75,367
                                                             ---------------------    ---------------------
           Adjusted net income for cash EPS.............     $         113,087        $         109,831
                                                             =====================    =====================

Weighted average common and common equivalent
   shares --
            Diluted(1)..................................                257,537                 248,461
                                                              ====================    =====================
            Cash EPS - Diluted..........................      $            0.44       $            0.44
                                                              ====================    =====================


(1) Includes the dilutive impact of the conversion of the Series A senior convertible preferred stock.


                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
          (amounts in thousands, except per share data and percentages)
                                   (unaudited)


Statement of Operations Data:
                                                                   Six Months              Six Months
                                                                     Ended                   Ended
                                                                 June 30, 2001           June 30, 2000
                                                              ---------------------   ---------------------
Revenues --
  Gross revenue.......................................        $       3,346,571       $       3,396,329
  Less intercompany revenue...........................                 (579,868)               (556,182)
                                                              ---------------------   ---------------------
    Revenue...........................................        $       2,766,703       $       2,840,147
                                                              =====================   =====================
Revenue Mix (based on gross revenues) --
  Collection..........................................                    62.5%                   61.7%
  Disposal............................................                    30.9%                   28.2%
  Recycling...........................................                     3.6%                    6.6%
  Other...............................................                     3.0%                    3.5%
                                                              ---------------------   ---------------------
    Total.............................................                   100.0%                  100.0%
                                                              =====================   =====================

Internalization Based on Disposal Volumes.............                      68%                     62%
                                                              =====================   =====================

Landfill Volumes in Tons..............................                   34,728                  32,870
                                                              =====================   =====================

Interest Expense --
  Interest expense, gross.............................        $         438,648       $         457,684
  Interest suspended for assets held for sale.........                       --                 (24,401)
  Interest income.....................................                   (3,797)                 (1,342)
  Capitalized interest for development projects.......                  (25,173)                (21,029)
  Accretion of debt and amortization of debt issuance
   costs..............................................                   20,962                  22,847
                                                              ---------------------   ---------------------
    Net interest expense..............................        $         430,640       $         433,759
                                                              =====================   =====================

Cash EPS --
           Adjusted income before taxes (including
           minority interest)...........................     $         223,498        $         225,221
Add:       Goodwill amortization........................               113,027                  108,658
                                                             ---------------------    ---------------------
           Income before goodwill amortization..........               336,525                  333,879
Less:      Income tax provision.........................               128,682                  129,958
                                                             ---------------------    ---------------------
           Adjusted net income for cash EPS.............     $         207,843        $         203,921
                                                             =====================    =====================

Weighted average common and common equivalent
   shares --
            Diluted(1)..................................               256,659                  247,445
                                                              ====================    =====================
            Cash EPS - Diluted..........................      $           0.81        $            0.82
                                                              ====================    =====================


(1) Includes the dilutive impact of the conversion of the Series A senior convertible preferred stock.



                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                             (amounts in thousands)
                                   (unaudited)
                                                                Three Months            Three Months
                                                                   Ended                    Ended
                                                               June 30, 2001            June 30, 2000
                                                            ---------------------    --------------------
Acquisitions --
  Annualized revenue acquired.............................  $          45,991        $         212,581
  Annualized revenue acquired (after intercompany
   eliminations)..........................................  $          45,991        $         212,453

Divestitures --
  Annualized revenue divested.............................  $         (77,785)       $        (310,170)
  Annualized revenue divested (after intercompany
   eliminations).........................................   $         (77,785)       $        (288,800)

Summary of Acquisition Related Charges --
  Transition costs........................................  $           7,249        $          17,286
  Net adjustments to BFI related accruals.................                 --                    6,599
  Reversal of acquisition related accruals................                 --                   (3,008)
                                                            ---------------------    --------------------
             Total reported acquisition related costs.....  $           7,249        $          20,877
                                                            =====================    ====================

Capital Expenditures --
  Fixed asset purchases...................................  $         152,228        $          48,724
  Cell development........................................             52,790                   44,877
                                                            ---------------------    --------------------
             Total........................................  $         205,018        $          93,601
                                                            =====================    ====================




                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                             (amounts in thousands)
                                   (unaudited)
                                                                 Six Months              Six Months
                                                                   Ended                    Ended
                                                               June 30, 2001            June 30, 2000
                                                            ---------------------    --------------------
Acquisitions --
  Annualized revenue acquired.............................  $          67,329        $         423,095
  Annualized revenue acquired (after intercompany
   eliminations)..........................................  $          67,329        $         409,356

Divestitures --
  Annualized revenue divested.............................  $        (152,740)       $        (734,336)
  Annualized revenue divested (after intercompany
   eliminations).........................................   $        (145,485)       $        (600,615)

Summary of Acquisition Related Charges --
  Transition costs........................................  $          12,747        $          42,720
  Net adjustments to BFI related accruals.................                 --                   17,214
  Reversal of acquisition related accruals................                 --                   (3,008)
                                                            ---------------------    --------------------
             Total reported acquisition related costs.....  $          12,747        $          56,926
                                                            =====================    ====================

Capital Expenditures --
  Fixed asset purchases...................................  $         196,583        $         113,693
  Cell development........................................             70,763                   69,383
                                                            ---------------------    --------------------
             Total........................................  $         267,346        $         183,076
                                                            =====================    ====================



                         ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                   (amounts in thousands, except percentages)
                                   (unaudited)
                                                                                          For the Three Months Ended
                                                                                                 June 30, 2001
                                                                                ------------------------------------------------
                                                                                      Reported                As Adjusted
                                                                                ---------------------    -----------------------
Free Cash Flow:
            EBITDA.........................................................     $         505,869        $         513,118
            Other non-cash items:
               Closure and post-closure provision..........................                16,427                   16,427
               Doubtful accounts...........................................                 2,521                    2,521
               Gain on sale of assets......................................                (3,934)                  (3,934)

Less:       Cash interest..................................................              (212,596)                (212,596)
            Cash taxes.....................................................               (48,167)                 (48,167)
            Closure, post-closure and environmental expenditures...........               (16,172)                 (16,172)
            Capital expenditures, excluding acquisitions...................              (205,018)                (205,018)
            Acquisition related and non-recurring expenditures.............               (28,233)                      --
            Accruals for acquisition price and severance costs.............                  (412)                      --
            Changes in working capital.....................................               (59,426)                 (59,426)
            Remove change in accrued interest from working capital.........                (4,522)                  (4,522)
            Remove change in accrued taxes from working capital............                56,087                   56,087
                                                                                ---------------------    -----------------------
               Free cash flow before market development....................     $           2,424        $          38,318
                                                                                =====================    =======================

                                                                                                                  From
                                                                                                         March 31, 2001 through
                                                                                                             June 30, 2001
                                                                                                         -----------------------
Rollforward of Debt Balance:
            Debt balance at March 31, 2001..........................................................     $       9,525,148
            Free cash flow before market development................................................                (2,424)
            Divestitures and market development, net................................................              (222,088)
            Bond issuance costs.....................................................................                10,356
            Increase in cash........................................................................                28,735
            Accretion and other adjustments.........................................................                 1,120
                                                                                                         -----------------------
            Debt balance at June 30, 2001...........................................................     $       9,340,847
                                                                                                         =======================

                                                                                                            At June 30, 2001
                                                                                                         -----------------------
Capital Structure:
            Long-term debt (including current portion)..............................................     $       9,340,847
            Equity (including series A senior convertible preferred stock)..........................             1,744,161
                                                                                                         -----------------------
            Debt to total capitalization............................................................                  84.3%
                                                                                                         =======================



                          ALLIED WASTE INDUSTRIES, INC.
                               Summary Data Sheet
                             (amounts in thousands)
                                   (unaudited)
                                                                                           For the Six Months Ended
                                                                                                 June 30, 2001
                                                                                ------------------------------------------------
                                                                                      Reported                As Adjusted
                                                                                ---------------------    -----------------------
Free Cash Flow:
            EBITDA.........................................................     $         864,689        $         984,447
            Other non-cash items:
               Closure and post-closure provision..........................                33,381                   33,381
               Doubtful accounts...........................................                 4,947                    4,947
               Gain on sale of assets......................................                (4,631)                  (4,631)
               Non-cash loss on asset sale.................................               107,011                       --

Less:       Cash interest..................................................              (429,501)                (429,501)
            Cash taxes.....................................................               (55,593)                 (51,727)
            Closure, post-closure and environmental expenditures...........               (46,746)                 (46,746)
            Capital expenditures, excluding acquisitions...................              (267,346)                (267,346)
            Acquisition related and non-recurring expenditures.............               (59,045)                      --
            Accruals for acquisition price and severance costs.............                  (986)                      --
            Changes in working capital.....................................               (89,309)                 (89,309)
            Remove change in accrued interest from working capital.........               (12,855)                 (12,855)
            Remove change in accrued taxes from working capital............                36,718                   36,718
                                                                                ---------------------    -----------------------
               Free cash flow before market development....................     $          80,734        $         157,378
                                                                                =====================    =======================

                                                                                                                  From
                                                                                                           December 31, 2000
                                                                                                                through
                                                                                                             June 30, 2001
                                                                                                         -----------------------
Rollforward of Debt Balance:
            Debt balance at December 31, 2000.......................................................     $       9,649,121
            Free cash flow before market development................................................               (80,734)
            Divestitures and market development, net................................................              (265,962)
            Bond issuance costs.....................................................................                21,609
            Increase in cash........................................................................                14,413
            Accretion and other adjustments.........................................................                 2,400
                                                                                                         -----------------------
            Debt balance at June 30, 2001...........................................................     $       9,340,847
                                                                                                         =======================


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                     ALLIED WASTE INDUSTRIES, INC.


  By:                      /s/THOMAS W. RYAN
         ------------------------------------------------------
                            Thomas W. Ryan
          Executive Vice President & Chief Financial Officer



Date: August 6, 2001